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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

 Equity Focus Trusts--Sector Series, 2001-A.

  We consent to the use of our report dated May 2, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP

New York, New York
May 2, 2001